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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 25, 2002, except Note 10, which is as of August 29, 2002, relating to the consolidated financial statements and financial statement schedule of Hyperion Solutions Corporation, which appears in Hyperion Solutions Corporation's Annual Report on Form 10-K for the year ended June 30, 2002.


/s/ PRICEWATERHOUSECOOPERS LLP

San Jose, California

December 20, 2002











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